Lehman Brothers Third Annual Small Cap Conference

November 15-17, 2006 – St. Regis Monarch Beach Resort & Spa,
Dana Point, California

Lehman Brothers Third Annual Small Cap Conference

November 15-17, 2006 – St. Regis Monarch Beach Resort & Spa,
Dana Point, California

Lehman Brothers Third Annual Small Cap Conference

November 15-17, 2006 – St. Regis Monarch Beach Resort & Spa,
Dana Point, California

FirstFed Financial Corp.

Santa Monica, California

Lehman Brothers Third Annual Small Cap Conference

November 15-17, 2006 – St. Regis Monarch Beach Resort & Spa,
Dana Point, California

Exhibit 99.1

FirstFed Financial Corp.

            This presentation contains certain forward-looking statements made pursuant to the safe harbor provisions of the Private
Securities Litigation Act of 1995. These forward-looking statements are subject to various factors, many of which are beyond the control of FirstFed Financial Corp. (the “Company”) , which could cause actual results to differ materially from such statements. Such factors include, but are not limited to, the general business environment, interest rate fluctuations that may affect operating margin, the California real estate market, branch openings, and competitive conditions in the business and geographic areas in which the Company conducts its business and regulatory actions.
In addition, these forward-looking statements are subject to assumptions as to future business strategies and decisions that are subject to change. The Company makes no guarantees or
promises regarding future results and assumes no responsibility to update such forward-looking statements.

Forward-Looking Statements

Historical

FirstFed Financial Corp.

Founded in 1929

1935 - became a federal mutual institution called
First Federal Savings and Loan Association of
Santa Monica

1983 - converted to a federally chartered stock
company

1987 - FirstFed Financial Corp. was listed on the
NYSE

1989 - changed name to First Federal Bank of
California to reflect our business activities in the
entire State of California

Overview – 9/30/06

FirstFed Financial Corp.

Approximately $10 Billion Total Assets

Approximately $2.8 Billion in Core Deposits

Single-family real estate lending throughout California

Multi-family real estate lending in Southern California

32 Retail Branches, primarily in Los Angeles County

Commercial Lending in Los Angeles and Orange
Counties

Total Assets  (In Billions)

FirstFed Financial Corp.

Significant growth in 2004 and 2005 resulting from
strong residential loan originations.

Total Retail Deposits*   (In Millions)

FirstFed Financial Corp.

$2,546

$2,526

$2,538

$3,762

$4,370

$5,811

*Includes CBG deposits

32%

39%

53%

   Loan Portfolio (in Millions)

FirstFed Financial Corp.

$4,095

$3,859

$4,451

$6,883

$9,711

$9,215

   Net Earnings (in Millions)

FirstFed Financial Corp.

EPS         $2.85              $3.15           $3.70            $3.85            $5.43             $5.67

Fed v. S&P and Peer Group

FirstFed Financial Corp.

*Assumes $100 invested on 01/01/2001.

5-year Cumulative Total Return*

FED  $191

S&Ls  $162

S&P 500  $94

Peer Group: Washington Mutual, Indymac, Downey Savings & Loan,
Washington Federal Savings &Loan, PFF Bank & Trust

S&P 600
$177

Pay-Option ARMs

FirstFed Financial Corp.

Interest Rate < > Payment Rate

Interest rate based on “index” plus a “margin”

Loan payment initially based on notional interest rate

Payment rate is held constant from 12 to 60 months

Intermediate loan payment changes limited to 7 1/2 % or “pre-set”

Full “recast” typically occurs at 60 months or if maximum allowed LTV is reached

Maximum loan to value ratio (110% - 125%)

Borrower has the “option” of making either the “minimum”, “interest only”, “partially amortizing” or “fully amortizing” payment

When payment is insufficient to cover interest on loan, shortfall is added to loan amount = negative amortization

Pay-Option ARMs - Benefits

FirstFed Financial Corp.

For lending institutions: allows for a
substantial reduction in interest rate risk

For borrowers: provides the cash-flow
flexibility necessary to manage housing costs

Pay-Option ARMs – Lending in California

FirstFed Financial Corp.

Increasing population - immigration

Lack of affordable housing

Average amount of SFR loan originated in 2006
is $430,000

Anti-development stance of local
municipalities

Pay-Option ARMs Risks

FirstFed Financial Corp.

Negative amortization decreases home equity
when real estate values are flat or declining

Payment “shock” – borrowers do not plan
for “payment recast”

Industry practice of utilizing “limited
documentation” loan programs (“risk
layering”)

Pay-Option ARMs – 1983 to 2006

FirstFed Financial Corp.

Payment “shock” has not been the cause of defaults

Early 1990s’ credit crunch affected Company’s
“income property” loan portfolio

75% of “realized” losses during this period came from
the income property loan portfolio

Income property loans are typically
“full documentation” loans and do not provide the
payment “discount”

The “power” of homeownership has proven to be
an over-arching motivation

Pay-Option ARMs – Snakes in the Grass

FirstFed Financial Corp.

Owner-Occupied vs. “Speculative” buyers

Typical “end of cycle” fraud

Regulatory/legal environment

Pay-Option ARMs – Mitigating the Risk

FirstFed Financial Corp.

Bank underwrites these loans as though the
borrower was making a payment at the “fully-
indexed” interest rate

“Stated documentation” v. LTV v. FICO

Income “profiling”

“Pre” and “Post” funding audits

Robust consumer disclosures

Maintaining appropriate loan loss reserves

FirstFed Financial Corp.

Pay-Option ARMs – Mitigating the Risk

*Peer data from OTS UTPR Report.

Guidance on Non-Traditional Mortgages

FirstFed Financial Corp.

Underwriting at future Recast Balance

Suitability for Borrower

Consumer Disclosures

Risk Layering

This new guidance has had a “chilling”
effect on loan originations for “regulated”
lenders.

   Negative Amortization (in millions)

FirstFed Financial Corp.

SFR Portfolio by Product Type

9/30/2005: $6.8 Billion

9/302006: $6.9 Billion

Category

% of Bal

Negam

Category

% of Bal

Negam

VIVA

20%

-1.89%

<= 65%

19%

-2.23%

SIVA

32%

-2.72%

> 65%  <=  70%

11%

-2.49%

SISA

36%

-2.83%

> 70%  <=  75%

13%

-2.48%

NINA

12%

-2.75%

> 75%  <= 80%

47%

-2.74%

Total

100%

-2.59%

> 80%  <=  85%

2%

-2.91%

> 85%  <=  90%

6%

-2.83%

> 90%  <=  95%

1%

-2.84%

>95%

0%

-1.59%

Category

% of Bal

Negam

Total

100%

-2.59%

A:  >= 720

44%

-2.55%

B: 660-719

46%

-2.72%

C: 620-659

9%

-2.47%

D: <620 or NA

1%

-0.67%

Total

100%

-2.59%

By Documentation Type

By Original LTV%

By Fico Score

*LTV% = % of loan to real estate value

Total SFR Loans: $6.9 Billion

Average LTV% of SFR
Portfolio is 73.3%*

FirstFed Financial Corp.

SFR Negative Amortization  % as of 9/30/06

Single-family loans by documentation type

FirstFed Financial Corp.

LTV 73.8%

FICO 716

LTV 73.7%

FICO 717

LTV 73.7%

FICO 706

LTV 69.9%

FICO 728

36%

12%

20%

32%

As of 9/30/06

WA FICO All
SFR = 715

Loan Originations / Loan Pay Offs* (In Millions)

FirstFed Financial Corp.

*Real estate loans.

Impact of regulatory guidance
and “end of cycle”.

Core Capital ratio will increase

FirstFed Financial Corp.

Well-Capitalized

5.00%

9/30/2005

5.70%

9/30/2006

7.47%

Efficiency Ratio

Total non interest expenses (less amortization of goodwill) divided by (net interest income + non interest income before gain on sale of assets), before provision for loan losses.

FirstFed Financial Corp.

Good News:

Great efficiency ratio!

Bad News:

It will deteriorate.

ROE Enhancement Alternatives

FirstFed Financial Corp.

Alternatives

Grow Assets

      Purchase of securities

      Purchase of whole loans

     Expand non-SFR lending units

Repurchase Stock

Pay Dividends (One time or Recurring)

Grow or acquire related fee based businesses

Acquire other financial institutions

FirstFed Financial Corp.

What keeps us up at night

Real estate values

Employment/Unemployment

Inflation (or lack thereof)

A look around our environment

Recent Improvements in Environment

Slowdown in employee turnover

Pullback/layoffs by overly aggressive
competitors

Stabilization in interest rates?

FirstFed Financial Corp.

Current Focus

Grow Retail Branch Network

Expand Commercial Banking

Expand SFR/MFR Secondary
Market

Capital Management

FirstFed Financial Corp.

Santa Monica, California

Lehman Brothers Third Annual Small Cap Conference

November 15-17, 2006 – St. Regis Monarch Beach Resort & Spa,
Dana Point, California